UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 25, 2004


                             PROCESS EQUIPMENT, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



        0-18980                                           62-1407522
(Commission File Number)                       (IRS Employer Identification No.)

                                Unit 1105 Tower 1
                                Enterprise Square
                               9 Sheung Yuet Road
                                   Kowloon Bay
                               Kowloon, Hong Kong
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 852-2881-6310


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Introductory Statement
----------------------

Reference is hereby made to the Form 8-K of Process Equipment, Inc., a Nevada corporation (the "Registrant"), dated March 17, 2004. The information contained in that Report is hereby incorporated by reference herein, including the terms of the Agreement and Plan of Merger attached as Exhibit 2.1 to such Report.

Item 1.  Changes in Control of Registrant
         --------------------------------

On March 25, 2004, the Registrant, Process Equipment Acquisition Corporation, a Nevada corporation ("PEAC") and Jade Profit Investment Limited, a British Virgin Islands limited liability corporation ("Jade"), as the parent and management company of Hainan Quebec Ocean Fishing Co. Ltd., a People's Republic of China, limited liability corporation ("HQ"), consummated the transactions contemplated by the Agreement and Plan of Merger (the "Agreement and Plan of Merger") executed on March 17, 2004. As per the Agreement and Plan of Merger, the Registrant acquired all of the issued and outstanding capital of Jade in exchange for approximately 93% of the Registrant's outstanding common stock and warrants. George P. Cortessis resigned as the President and sole director of the Registrant, and Norbert Sporns, Lillian Li Wang and Harry Wang Hua were elected as the new directors of the Registrant. In addition, Norbert Sporns was elected as Chief Executive Officer of the Registrant and Harry Wang Hua was elected as the Chief Operating Officer of the Registrant.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Pursuant to the consummation of the Agreement and Plan of Merger, PEAC has been merged with and into the Registrant. The separate existence of PEAC has ceased, and Jade has become a wholly owned subsidiary of the Registrant. The Certificate of Incorporation of the Registrant in effect immediately prior to the merger remains the Certificate of Incorporation of the Registrant.

Each share of Jade common stock (an aggregate of 10,000 shares) was converted into one share of the Registrant's common stock in accordance with the Plan and Agreement of Merger, an exchange ratio (Jade:Registrant) of 1:2,135.52 (the "Exchange Ratio"). Including the warrants, this exchange ratio equates to 1:4,842.377 (Jade:Registrant).

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a): Financial Statements of Business Acquired. It is impracticable at this time for the Registrant to provide the financial statements of the business acquired that are required to be included herein. The Registrant undertakes to file such required financial statements as soon as practicable, but in no event later than May 22, 2004.

(b): Pro Forma Financial Information. It is impracticable at this time for the Registrant to provide the pro forma financial information that are required to be included herein. The Registrant undertakes to file such required pro form financial information as soon as practicable, but in no event later than May 22, 2004.

(c):  Exhibits.  None.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PROCESS EQUIPMENT, INC.
                                                  (Registrant)


Date:  April 2, 2004                              By: /s/ Norbert Sporns
                                                    ----------------------------
                                                  Norbert Sporns
                                                  Chief Executive Officer



































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